INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED SEPTEMBER 30, 2020 TO THE PROSPECTUSES
DATED FEBRUARY 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Balanced Multi-Asset Allocation ETF (PSMB)
Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Invesco Growth Multi-Asset Allocation ETF (PSMG)
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
(each, a “Fund” and collectively, the “Funds”)
Effective November 1, 2020, the number of shares in a Creation Unit for each Fund will be decreased from 100,000 to 10,000. Therefore, effective November 1, 2020, all references to “100,000 Shares” with respect to the number of shares comprising a Creation Unit of a Fund are removed and replaced with “10,000 Shares.”
Please Retain This Supplement for Future Reference.
P-PS-MAA-PRO-SUP-6 093020